UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 20, 2012

Fidelity Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22288	25-1705405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1009 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(412) 367-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

FIDELITY BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

On July 20, 2012, the Registrant announced that its Board of Directors had declared a cash dividend of $0.02 per share payable August 31, 2012 to stockholders of record as of the close of business on August 15, 2012. For further information, reference is made to the Registrant’s press release, dated July 20, 2012 which is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:  The following exhibits are furnished with this report.

99.1           Press Release, dated July 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY BANCORP, INC.
Date: July 20, 2012	By:	/s/ Richard G. Spencer
Richard G. Spencer President and Chief Executive Officer